                                                                    EXHIBIT 10.7

                                HENDERSON LOAN
                               LOAN SUBSCRIPTION
                                      to
                               CARBITE GOLF INC.
                                (the "Company")

The undersigned (the "Lender") hereby agrees to advance to the Company $500,000 in US funds (the "Loan"). The Loan will be advanced by the Lender to the Company and will be secured by a Promissory Note on the terms set forth in the form of Promissory Note attached hereto as Schedule "A" (the "Promissory Note"), convertible in accordance with the terms and conditions referred to therein (the "Security"). The Lender will also receive a bonus in common shares of the Company equal to 12% of the principal sum advanced, issued at a deemed price per share of CDN$0.80.

The Lender agrees that the Promissory Note is convertible into units of the Company at the conversion price of CDN$0.80 per Unit (the "Unit). Each Units shall consist of one (1) common share and one (1) non-transferable share purchase warrant (individually a "Warrant" and collectively, the "Warrants"). Each Warrant, once exercised, will entitle the holder thereof to purchase one
(1) additional common share of Carbite for a period of two years at a price of CDN$0.80 if exercised during the first year, and CDN$0.95 if exercised during the second year.

WARRANTS

The Warrants will be non-transferrable and the terms and conditions of the Warrants will be referred to on the certificate representing them and will include, among other things, anti-dilution provisions, including provisions for the appropriate adjustment in the class, number and price of shares issuable pursuant to the exercise thereof upon the occurrence of any subdivision, consolidation or reclassification of the common shares of the Company, amalgamation of the Company with another corporate entity, the sale of substantially all of the undertaking and assets of the Company, or any payment of stock dividends. The issue of the Warrants will not restrict or prevent the Issuer from issuing additional securities or rights with respect thereto during the period within which the Warrants are exercisable.

The Units to be issued will be recorded in the name and at the address set out below:

                                       JAMES A. HENDERSON and SUSAN V. HENDERSON
                                       AS CO-TRUSTEES OF THE HENDERSON LIVING
                                       TRUST DATED APRIL 3, 1990
                                       -------------------------
                                       Name in Full

                                       17045 S. Monterey Road, Ste. D
                                       ------------------------------
                                       Address (Suite No., Street)

                                       Morgan Hill, CA  95037
                                       ----------------------
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                                      -2-


                                        City/Country/Postal Code/Zip

ACKNOWLEDGMENT, REPRESENTATIONS AND WARRANTIES

The Lender acknowledges, represents and warrants to the Company, as of the date hereof and as of the Closing Date as hereinafter defined, that:

(a) no prospectus has been filed by the Company with the British Columbia Securities Commission (the "Commission"), or Offering Memorandum delivered, in connection with the issuance of the Security, the issuance is exempted from the prospectus requirements of the Securities Act of British Columbia
                                             --------------
     (the "Act") or any regulations (the "Regulations") or rules (the "Rules") promulgated pursuant to the Act and that:

     (i) the Lender is restricted from using most of the civil remedies available under the Act, the Regulations and the Rules;

     (ii) the Lender may not receive information that would otherwise be required to be provided to him under the Act, the Regulations and the Rules; and

     (iii) the Company is relieved from certain obligations that would otherwise apply under the Act, the Regulations and the Rules;

(b) the Lender is not a syndicate, partnership or other form of unincorporated entity or organization created solely to permit the purchase of the Security (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Security is less than $97,000 and the Lender is acquiring the Security as principal and not for any other person;

(c) The Lender hereby represents and warrants that he or it is a sophisticated investor and that because of his/her previous investment experience and net worth, the Lender is in a position to fully evaluate the investment in the Security.

(d) the Lender is subscribing for and purchasing the Security as principal for the Lender's own account and not for the benefit of, or on behalf of, any other person;

(e) the purchase of the Security has been privately negotiated and arranged and the Lender or his agent has been invited and afforded the opportunity to conduct a review of all of the Company's affairs and records in order that the Lender may be properly and fully aware of all of the facts relevant to the Company's affairs;

(f) the Lender has sought and obtained independent legal advice regarding the purchase of the Security and confirms the Lender's ability to resell the Security is prohibited unless exempted under the Act and the Regulations;
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                                      -3-

(g) unless otherwise exempted under the applicable laws the Security must be unconditionally held for a period of twelve (12) months from the date hereof;

(h)  the Lender specifically acknowledges that the Company may:

     (i) pay and receive finders fees, placement fees, commissions, bonuses etc. in respect of this Loan or the subsequent advance of funds to the Company, which may include paying or receiving such fees to individuals or companies that are associated, affiliated or connected with the Company and/or its directors or officers;

     (ii) make investments in companies or projects in which directors or officers of the Company, or persons or companies that are associated or affiliated with the Company and/or its directors or officers, have an interest.

(i) the Security were not offered to the Lender through an advertisement in printed media of general and regular paid circulation, radio or television and no person has made to the Lender any written or oral representations whatsoever and in particular, no person has made any written or oral representations:

     (i)   that any person will resell or repurchase the Security;

     (ii)  that any person will refund the purchase price of the Security; or

     (iii) as to the future price or value of the Security.

(j) this Offer of Loan and the issue of the Promissory Note has not been solicited in any other manner contrary to the Act, the Regulations, or the Rules or the United States Securities Act of 1933, as amended; and

(k) the Offer of Loan made herein is irrevocable and requires acceptance by the Company.


FORM 20A (IP) ACKNOWLEDGEMENT OF INDIVIDUAL

The Lender covenants and agrees to execute and deliver to the Company the "Form 20A (IP) Acknowledgement of Individual Purchaser" in substantially the form attached hereto as Schedule "B".

INTERPRETATION AND FURTHER ASSURANCES

Upon acceptance of this offer by the Company, this Offer of Loan will constitute a valid and binding agreement between the parties (the "Agreement"), and:
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                                      -4-

(a) this Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia;

(b) the Lender and the Company will execute and deliver to each other all such further and other deeds, documents and assurances, and will do and perform all such further and other acts as may be necessary to give effect to the intent and meaning of this Agreement;

(c) this Agreement will constitute the entire agreement between the parties and there are no representations, warranties or collateral agreements, express or implied, other than as expressly set forth herein; and

(d)  time shall be of the essence hereof.

INDEPENDENT LEGAL ADVICE RECOMMENDED

The Lender acknowledges and agrees that neither the Company, nor its legal advisors, has provided any advice whatsoever to the Lender, and make absolutely no representations and warranties regarding the offering, sale or transferability of Security. The Lender acknowledges having received a recommendation from the Company to obtain independent legal advice prior to the Lender entering into this Subscription.

CLOSING DATE

The Closing Date shall be the latter of the date the Lender has advanced funds or April 16, 1998.

DATED at San Diego, California, this 16th day of April, 1998.

JAMES A. HENDERSON and SUSAN V. HENDERSON, as Co-Trustees of THE HENDERSON LIVING TRUST DATED APRIL 3, 1990:


__________________________________           ___________________________________
JAMES A. HENDERSON                           SUSAN V. HENDERSON


ACCEPTED BY                  , this 16th day of April, 1998.

THE CORPORATE SEAL of         )
CARBITE GOLF INC.             )
was hereunto affixed in       )
the presence of:              )               c/s
                              )
_______________________       )
Authorized Signatory          )

                                 SCHEDULE "A"


                                PROMISSORY NOTE

                                 SCHEDULE "B"

                                 FORM 20A (IP)
                                Securities Act
                         ACKNOWLEDGMENT OF INDIVIDUAL

1. We have agreed to subscribe for Security (the "Security") issued by CARBITE GOLF INC. (the "Corporation").

2. We are making the subscribing for and acquiring the Security as principal and, on closing of the transaction, we will be the beneficial owner of the Security.

3. We have not received an offering memorandum describing the Corporation and the Security.

4.   We acknowledge that:

     (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Security, AND

     (b)  there is no government or other insurance covering the Security, AND

     (c)  We may lose all of our investment, AND

     (d) there are restrictions on my ability to resell the Security and it is my responsibility to find out what those restrictions are and to comply with them before selling the Security, AND

     (e)  We will not receive a prospectus that the British Columbia Securities
             --------
          Act (the "Act") would otherwise require be given to us because the Corporation has advised us that it is relying on a prospectus exemption, AND

     (f) because we are not making the loan and acquiring the Security under a prospectus, we will not have the civil remedies that would otherwise be available to me, AND

     (g) the Corporation has advised us that it is using an exemption from the requirement to sell through a dealer registered under the Act, and as a result we do not have the benefit of any protection that might have been available to us by having a dealer act on my behalf.

5.   We also acknowledge that:

     (a) We are purchasing Security that have an aggregate acquisition cost of $97,000 or more,

     (b) my net worth, or my net worth jointly with my spouse at the date of the agreement
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                                      -3-

          of purchase and sale of the security, is not less than $400,000,

     (c) my annual net income before tax is not less than $75,000, or my annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and we reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year.

6. We acknowledge that, on the basis of information about the Security furnished by the Corporation, we are able to evaluate the risks and merits of the Security because: [circle one]

     (a)  of my financial, business or investment experience, OR

     (b) We have received advice from a person [Name of adviser:_______________ _______________ (the "Adviser")] who has advised us that the Adviser is:

          (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Security, and

          (ii) not an insider of, or in a special relationship with, the Corporation.

The statements made in this report are true.

DATED ____________________________________, 19 ________98.


                                             ___________________________________
                                             Signature of Subscriber

                                             ___________________________________
                                             Signature of Subscriber


                                             JAMES A. HENDERSON and SUSAN V.
HENDERSON AS CO-TRUSTEES OF THE HENDERSON LIVING TRUST DATED APRIL 3, 1990
                                                                      ----------
                                             Name of Subscriber
                                             17045 S. Monterey Road, Ste.,
                                             -----------------------------------
                                             Morgan Hill, California, USA, 95037
                                             -----------------------------------
                                             Address of Subscriber